Equity	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Equity
Equity

Under the terms of Centaur’s Amended and Restated Limited Partnership Agreement dated November 4, 2011, the limited partners contributed 100% of the capital to the partnership. The general partner is not required to make capital contributions to the partnership. Net income (loss) and distributions are allocated to the general and limited partners in proportion to their respective capital contributions.

Prior to the Merger, we were authorized to issue up to 225,000,000 shares of common stock, $0.001 par value (the "Common Stock") and up to 50,000,000 shares of preferred stock, $0.001 par value. The number of shares of Common Stock issued and outstanding as of December 31, 2010 was 71,995,502. During the period of January 1, 2011 through November 3, 2011 (Predecessor) and the year ended December 31, 2010 (Predecessor), there were no preferred stock shares issued or outstanding.